SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  June 1, 2001
(April 17, 2001)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                   1-10360                   52-1622022
(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
  (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
                (Registrant's telephone number, including area code)

Item 5.  Other Events

     On April 17, 2001, the confirmed joint plan of reorganization for CRIIMI MAE Inc. and two affiliates became effective and the Company emerged from Chapter 11. Filed as exhibits to this Current Report on Form 8-K are certain of the operative and constituent documents and agreements evidencing or relating to the recapitalization financing contemplated by the confirmed joint plan of reorganization and closed on the effective date of such joint plan of reorganization and certain constituent documents which became effective on the effective date of such joint plan of reorganization as follows: (1) Articles of Amendment and Restatement of CRIIMI MAE Inc., including Exhibit A, Exhibit B, Exhibit C and Exhibit D thereto pertaining to the preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption of the Series B Cumulative Convertible Preferred Stock, Series E Cumulative Convertible Preferred Stock, the Series F Redeemable Cumulative Dividend Preferred Stock and the Series G Redeemable Cumulative Dividend Preferred Stock, respectively, filed with the Maryland State Department of Assessments and Taxation on April 17, 2001; (2) Second Amended and Restated Bylaws of CRIIMI MAE Inc., effective as of April 17, 2001 (incorrectly designated as the Amended and Restated Bylaws in the confirmed joint plan of reorganization); (3) Articles of Incorporation of CBO REIT, Inc., a subsidiary of CRIIMI MAE Inc., filed with the Maryland State Department of Assessments and Taxation on April 11, 2001; (4) Bylaws of CBO REIT, Inc., effective as of April 17, 2001; (5) Master Repurchase Agreement, dated as of April 17, 2001, between CRIIMI MAE Inc. and Merrill Lynch International, acting through its agent Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Master Repurchase Agreement") and Annex I to Master Repurchase Agreement, including
Schedule  1-A  (CBO-2  Securities),   Schedule  1-B  (CBO-1/Nomura  Securities),
Schedule 1-D (Loss Threshold Amount) and Schedule X (CRIIMI MAE Inc. Disclosure Schedule) thereto; (6) Intercreditor Agreement, dated as of April 17, 2001, among Merrill Lynch International, acting through its agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Bank Minnesota, National Association, acting as trustee under two Indentures relating to the Series A Notes (defined below) and Series B Notes (defined below); (7) Foreclosure/Transfer Agreement, dated as of April 17, 2001, among CRIIMI MAE Inc., Merrill Lynch International, acting through its agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Bank Minnesota, National Association, acting as trustee under two Indentures relating to the Series A Notes and Series B Notes; (8) Security and Pledge Agreement, dated as of April 17, 2001, made by CRIIMI MAE Inc., in favor of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as collateral agent; and (9) a press release issued by CRIIMI MAE Inc. on April 17, 2001, announcing its emergence from bankruptcy. CRIIMI MAE Inc. previously filed with the Securities and Exchange Commission
("SEC") its (1) Indenture, dated as of April 17, 2001, and all exhibits and schedules thereto, by and between CRIIMI MAE Inc. and Wells Fargo Bank Minnesota, National Association, as trustee relating to CRIIMI MAE Inc.'s 11.75% Series A Senior Secured Notes due 2006 ("Series A Notes") (incorporated by reference to Exhibit T3C to Amendment No. 2 to Form T-3 relating to Series A Notes Indenture filed with the SEC on April 13, 2001) and (2) Indenture, dated as of April 17, 2001, and all exhibits schedules thereto, by and between CRIIMI MAE Inc. and Wells Fargo Bank Minnesota, National Association, as trustees relating to CRIIMI MAE Inc.'s 20% Series B Senior Secured Notes due 2007 ("Series B Notes") (incorporated by reference to Exhibit T3C to Amendment No. 2 to Form T-3 relating to Series B Notes Indenture filed with the SEC on April 13, 2001). Each of the above referenced documents is hereby incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibits

                  3.1      Articles of Amendment and Restatement of
                           CRIIMI MAE Inc., including Exhibit A, Exhibit B, Exhibit C and Exhibit D thereto pertaining to the preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption of the Series B Cumulative Convertible Preferred Stock, Series E Cumulative Convertible Preferred Stock, the Series F Redeemable Cumulative Dividend Preferred Stock and the Series G Redeemable Cumulative Dividend Preferred Stock, respectively, filed with the Maryland State Department of Assessments and Taxation on April 17, 2001.

                  3.2 Second Amended and Restated Bylaws of CRIIMI MAE Inc. (incorrectly designated as the Amended and Restated Bylaws in the confirmed joint plan of reorganization), effective as of April 17, 2001.

                  3.3 Articles of Incorporation of CBO REIT, Inc., filed with the Maryland State Department of Assessments and Taxation on April 11, 2001.

                  3.4      Bylaws of CBO REIT, Inc., effective as of April 17,
                           2001

                  4.1      Intercreditor Agreement, dated as of April 17,
                           2001, among Merrill Lynch International, acting through its agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Bank Minnesota, National Association, acting as trustee under two Indentures relating to the Series A Notes and Series B Notes.

                  4.2 Indenture, dated as of April 17, 2001, and all exhibits and schedules thereto, by and between CRIIMI MAE Inc. and Wells Fargo Bank Minnesota, National Association, as trustee relating to the Series A Notes (incorporated by reference to Exhibit T3C to Amendment No. 2 to Form T-3 relating to Series A Notes Indenture filed with the SEC on April 13, 2001).

                  4.3 Indenture, dated as of April 17, 2001, and all exhibits and schedules thereto, by and between CRIIMI MAE Inc. and Wells Fargo Bank Minnesota, National Association, as trustees relating to the Series B Notes (incorporated by reference to Exhibit T3C to Amendment No. 2 to Form T-3 relating to Series B Notes Indenture filed with the SEC on April 13,
                           2001).

                  10.1     Master Repurchase Agreement and Annex I to the
                           Master Repurchase Agreement, including Schedule 1-A (CBO-2 Securities), Schedule 1-B (CBO-1/Nomura Securities), Schedule 1-D (Loss Threshold Amount) and
                           Schedule X (CRIIMI MAE Inc.'s Disclosure Schedule) thereto.

                  10.2 Foreclosure/Transfer Agreement, dated as of April 17, 2001, among CRIIMI MAE Inc., Merrill Lynch International, acting through its agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Bank Minnesota, National Association, acting as trustee under two Indentures relating to Series A Notes and Series B Notes.

                  10.3 Security and Pledge Agreement, dated as of April 17, 2001, made by CRIIMI MAE Inc. in favor of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as collateral agent.

                  99.1     Press Release issued by CRIIMI MAE Inc. on April
                           17, 2001.

                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRIIMI MAE Inc.


                                        /s/ William B. Dockser
Dated:  June 1, 2001                    --------------------------
                                        William B. Dockser
                                        Chairman of the Board

                                  EXHIBIT INDEX

Exhibit
No.                                         Description
--------------------------------------------------------------------------------

*3.1

*3.2

*3.3

*3.4

*4.1

 4.2

 4.3

*10.1

*10.2

*10.3

*99.1

*Filed herewith.